UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party Other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under § 240.14a-12

HEMACARE CORPORATION

(Name of Registrant as Specified in its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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HEMACARE CORPORATION
___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 25, 2011
___________________

The 2011 annual meeting of the shareholders (the “Meeting”) of HemaCare Corporation (the “Company”) will be held on Wednesday, May 25, 2011, at 8:00 a.m. (local time), at the Company’s corporate headquarters located at 15350 Sherman Way, Suite 350, Van Nuys, California 91406, for the following purposes:

1.	Election of Directors. To elect five persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2012, or until their respective successors have been elected and qualified. The following persons are the Board of Directors’ nominees: Steven B. Gerber, M.D., Teresa S. Sligh, M.D., Julian L. Steffenhagen, Terry Van Der Tuuk and Peter C. van der Wal.
2.	Ratification of the Appointment of Independent Registered Public Accounting Firm. To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
3.	Other Business. To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Only holders of record of Common Stock of the Company at the close of business on March 31, 2011 (the “Shareholders”) will be entitled to notice of and to vote, in person or by proxy, at the Meeting or any continuation, adjournment or postponement thereof.

The Proxy Statement, which accompanies this Notice, contains additional information regarding the proposals to be considered at the Meeting, and Shareholders are encouraged to read it in its entirety.

THE ATTACHED PROXY STATEMENT AND
OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE
AT WWW.EDOCUMENTVIEW.COM/HEMA

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors.

To ensure that your shares may be represented at the Meeting and to assure the presence of a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the Meeting in person.

By Order of the Board of Directors,

/s/ Steven Gerber

Steven B. Gerber, M.D.
Chairman of the Board

Van Nuys, California
April 12, 2011

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

HEMACARE CORPORATION
15350 Sherman Way, Suite 350
Van Nuys, CA 91406
(818) 226-1968
_____________________________

PROXY STATEMENT
_____________________________

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HemaCare Corporation (the “Company”) for use at the 2011 annual meeting of the shareholders of the Company (the “Meeting”) to be held at the Company’s corporate headquarters, 15350 Sherman Way, Suite 350, Van Nuys, California 91406, on Wednesday, May 25, 2011, at 8:00 a.m. (local time) and at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders.

Only holders of record of the Company’s Common Stock (the “Shareholders”) at the close of business on March 31, 2011 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Meeting and any continuation, adjournment or postponement thereof.

The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card (the “Proxy”) will first be mailed to Shareholders on or about April 15, 2011.

Matters to be Considered

The matters to be considered and voted upon at the Meeting will be:

1.	Election of Directors. To elect five persons to the Board of Directors of the Company to serve until the annual meeting of shareholders to be held in 2012, or until their respective successors have been elected and qualified. The following persons are the Board of Directors’ nominees:

Steven B. Gerber, M.D.
Teresa S. Sligh, M.D.

Julian L. Steffenhagen
Terry Van Der Tuuk

Peter C. van der Wal

2.	Ratification of the Appointment of Independent Registered Public Accounting Firm. To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
3.	Other Business. To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Method of Voting

Shareholders can vote by proxy or by attending the Meeting and voting in person. A proxy card (the “Proxy”) is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Proxy may be returned in the postage-paid envelope provided. Peter van der Wal, the designated proxyholder (the “Proxyholder”), is a member of the Company’s management. If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

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If a Proxy is properly signed, dated and returned and is not revoked, the Proxy will be voted at the Meeting in accordance with the Shareholder’s instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted “FOR” the election of the Board of Directors’ nominees, “FOR” ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Meeting or any continuation, adjournment or postponement thereof.

Revocation of Proxies

You may revoke a Proxy at any time before it is exercised by filing a written revocation, or a duly executed proxy bearing a later date, with the Company’s Secretary at the Company’s principal executive offices located at 15350 Sherman Way, Suite 350, Van Nuys, California 91406 prior to the commencement of the Meeting. You may also revoke a Proxy by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their Proxy.

Voting Rights

At the close of business on the Record Date, there were 9,712,948 shares of Common Stock outstanding, which constitute all of the outstanding voting securities of the Company.

A majority of the shares of Common Stock, issued and outstanding and entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

Each Shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date, on each matter presented to the Shareholders at the Meeting, except that in the election of directors, each Shareholder has the right to cumulate votes. Shareholders may cumulate votes only if the candidates’ names have been properly placed in nomination prior to commencement of voting and a Shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, in which case all Shareholders may cumulate their votes. Cumulative voting entitles every Shareholder to a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such Shareholder. The Shareholder may cast all of such votes for one candidate or may distribute such votes among as many candidates as the Shareholder determines. The Board of Directors is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose.

In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Each matter described in this Proxy Statement, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on that proposal at the Meeting, unless otherwise required by law. An abstention with respect to any matter presented to the Shareholders, other than the election of directors, and a broker non-vote with respect to any matter presented to the Shareholders, will not be included in the number of shares counted as being present for the purposes of voting on such proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

Of the shares of Common Stock outstanding at the close of business on the Record Date, 1,671,653 shares of Common Stock (approximately 17.2 % of the issued and outstanding shares of Common Stock) were owned by directors and executive officers of the Company. These persons have informed the Company that they will vote “FOR” the election of the nominees to the Board of Directors identified herein and “FOR” ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

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Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Shareholders. If any such broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a proxy to vote such Common Stock in his discretion in the ratification of the appointment of the Company’s independent registered public accounting firm. However, brokers or nominees do not have discretion to vote on the election of nominees to the Board of Directors or certain other proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client’s shares on some but not all proposals, the missing votes are referred to as “broker non-votes.” If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, in its discretion, vote such shares “FOR” the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.

Solicitation of Proxies

This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. If it appears desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Shareholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, e-mail or in person to request that Proxies be furnished. No additional compensation will be paid for these services. The Company will furnish copies of solicitation materials to banks, brokerage houses, custodians, nominees, and others to be forwarded to the beneficial owners of Common Stock held in their names. The Company will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. The cost of soliciting Proxies for the Meeting is estimated at $5,000.

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional Proxies in favor of the recommendations of the Board of Directors, the Proxyholder intends to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy. Such authorization includes authority to appoint a substitute nominee for any Board of Directors’ nominee identified herein where death, illness or other circumstances arise which prevent such nominee from serving in such position and to vote such Proxy for such substitute nominee.

Procedures for Shareholder Proposals

The Company’s Bylaws provide that a shareholder who wishes to present a proposal at a shareholders’ meeting must, among other things, provide (i) written notice of the proposal to the Secretary of the Company not less than 90 days before the meeting or, if later, the seventh day following the first public announcement of the date of the meeting, (ii) a brief description of the proposal and the reasons for conducting such business at the meeting, (iii) the name and address as they appear on the Company’s books of the shareholder proposing such business, (iv) the class and number of shares of the Company which are beneficially owned by the shareholder, and (v) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably required by the Company.

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Procedures for Shareholder Nominations

Nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors. However, a shareholder may nominate a person for election as a director at a meeting only if written notice of such shareholder’s intent to make such nomination has been given to the Secretary of the Company no later than the latter to occur of either (a) 90 days in advance of such meeting, or (b) the seventh day following the first public announcement of the date of such meeting. Each such notice must include: (1) the name and address of the shareholder who intends to make the nomination and the name and address of the person or persons to be nominated, (2) a representation that the shareholder is a beneficial owner of stock of the Company entitled to vote at the meeting, and that the shareholder intends to appear in person or by proxy at the meeting and to nominate the person or persons specified in the notice, (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (4) such other information regarding each nominee proposed by such shareholder as would be required to be included in the Proxy Statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of each intended nominee named in the notice to serve as a director of the Company if so elected. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Company. The chairman of any meeting of shareholders shall direct that any nomination not made in accordance with the foregoing procedures will be disregarded.

Security Ownership of Principal Shareholders and Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of the Record Date by (i) all persons known to the Company to own beneficially more than 5% of the outstanding Common Stock (other than depositories), (ii) each director and director nominee of the Company, (iii) each Named Executive Officer (as defined herein), and (iv) all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)(3)		Percentage Owned (3)

Steven B. Gerber, M.D.	1,160,000	(4)	10.8%
James G. Wolf	1,000,000	(5)	9.3%
John W. Egan	775,497	(6)	7.2%
Terry Van Der Tuuk	763,250	(7)	7.1%
Gil and Oly Avidar	706,901	(8)	6.6%
Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC	553,025	(9)	5.2%
Julian L. Steffenhagen	386,250	(10)	3.6%
Teresa S. Sligh, M.D.	131,250	(11)	1.2%
Peter C. van der Wal	105,909	(12)	1.0%
John P. Doumitt	73,214	(16)	*
Anna Stock	32,530	(13)	*
Lisa Bacerra	13,000	(14)	*
All executive officers and directors as a group (7 persons)	2,665,403	(15)	26.2%

___________________________

*	Less than 1%
(1)	The address for Mr. Wolf is 35 Orchard Lane, Rye, New York 10580. The address for Mr. Egan is 4612 Pine Valley Drive, Frisco, Texas, 75034. The address for Gil and Oly Avidar is 6500 Lyons Street, Morton Grove, Illinois. The address for Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC is 15 East 5th Street, Tulsa, Oklahoma, 74013. The address for Mr. Steffenhagen, Mr. Van Der Tuuk, Mr. van der Wal, Ms. Bacerra, Ms. Stock, and Drs. Gerber and Sligh is 15350 Sherman Way, Suite 350, Van Nuys, California 91406.
(2)	Except as set forth below, the named shareholder has sole voting power and investment power with respect to the shares listed, subject to community property laws where applicable. The Company is not aware if any of the shares in the table above have been pledged as security.

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(3)	Based on 9,712,948 shares of Common Stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares of Common Stock, which the person (or group) has the right to acquire within 60 days after the Record Date, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person or group. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.
(4)	Consists of 900,000 shares held in a trust of which Dr. Gerber and Barbara Gerber are both trustees and share voting and investment power, and 260,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(5)	According to a Schedule 13G/A filed with the Securities and Exchange Commission on April 2, 2010, Mr. Wolf has sole voting and investment power with respect to the shares listed.
(6)	According to a Schedule 13D/A filed with the Securities and Exchange Commission on March 19, 2004, Mr. Egan has sole voting and investment power with respect to the shares listed.
(7)	Consists of 307,000 shares of Common Stock held by Mr. Van Der Tuuk, 75,000 shares held in a trust of which Mr. Van Der Tuuk is trustee and has sole voting and investment power, 200,000 shares of Common Stock held by Mr. Van Der Tuuk and Diane Van Der Tuuk, as join tenants with a right of survivorship, and 181,250 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(8)	According to a Schedule 13G filed with the Securities and Exchange Commission on October 25, 2007, Gil and Oly Avidar have entered into a Joint Filing Agreement, and have shared voting and investment power with respect to the shares listed.
(9)	According to a Schedule 13D filed with the Securities and Exchange Commission on February 17, 2009, Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC, jointly acquired 553,025 shares of Common Stock. Steven J. Heyman and James F. Adelson are both managers of Boston Avenue Capital, LLC and Yorktown Avenue Capital, LLC.
(10)	Consists of 15,000 shares of Common Stock and 371,250 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(11)	Consists of 131,250 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(12)	Consists of 90,909 shares of Common Stock and 15,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(13)	Consists of 10,530 shares of Common Stock and 22,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date
(14)	Consists of 13,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record Date.
(15)	Includes 993,750 shares that directors and executive officers have the right to acquire within 60 days after the Record Date, upon exercise of stock options.
(16)	Consists of 73,214 shares of Common Stock owned by Mr. Doumitt.
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PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Bylaws provide that the number of directors of the Company shall be five until changed by an amendment to the Bylaws duly adopted by the Board of Directors, but shall not be less than five nor more than nine. The Board of Directors has fixed the number of directors at five. Each director elected at the Meeting will hold office until the annual meeting of shareholders to be held in 2012, or until his or her respective successor has been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise instructed, the Proxyholder will vote the Proxies in such a way as to elect as many of these nominees as possible under applicable voting rules. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement, the Proxies will be voted for the election of any substitute nominee who may be designated by the Board of Directors. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Each of the following persons has been nominated by the Board of Directors for election as a director to hold office until the annual meeting of shareholders to be held in 2012, or until his or her respective successor has been elected and qualified:

Steven B. Gerber, M.D.
Teresa S. Sligh, M.D.

Julian L. Steffenhagen
Terry Van Der Tuuk

Peter C. van der Wal

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company, and except as set forth below, no directorships are held as of the date hereof, and no directorships have been held during the five years preceding the date hereof, except those described below, by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE BOARD OF DIRECTORS’ NOMINEES.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning the director nominees and executive officers of the Company as of March 31, 2011.

Name	Age	Position

Steven B. Gerber, M.D. (1) (2)(3)	57	Chairman of the Board
Teresa S. Sligh, M.D. (3)	49	Director
Julian L. Steffenhagen (1)(2)	67	Director
Terry Van Der Tuuk (1) (2) (3)	70	Director
Peter C. van der Wal	54	President, Chief Executive Officer and Director
Lisa Bacerra	53	Chief Financial Officer
Anna Stock	55	Chief Operating Officer

__________________________________

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Corporate Governance and Nominating Committee

Directors and Nominees

Steven B. Gerber, M.D. was elected Chairman of the Board in May 2009, and has been a director of the Company since October 2003. A board-certified Internist and Cardiologist with subspecialty training in Nuclear Cardiology, Dr. Gerber earned his BA in Psychology at Brandeis University, his MD at Tufts University, and his MBA at UCLA. Dr. Gerber is currently a board member and audit committee chair for privately-held iTherX Pharmaceuticals, a member of the Board of Overseers at Tufts University School of Medicine, and a Medical Expert for the U.S. Social Security Administration. From September 2003 through January 2007 Dr. Gerber served on the Board of Directors of Hypertension Diagnostics (HDII.OTCBB), and from January 2006 through February 2007 Dr. Gerber also served on the Board of Directors of Conor Medsystems (CONR.NASDAQ). In October 2007, Dr. Gerber successfully completed the UCLA Directorship Training and Certification Program. Dr. Gerber is Chairman of the Audit Committee and the Corporate Governance and Nominating Committee, and a member of the Compensation Committee. Dr. Gerber, with experience as a practicing physician, health care industry analyst, board member and audit committee chairman, brings a combination of skills to our Board, providing insights into medical technology developments as well as extensive experience in finance and the oversight of the preparation of financial statements and accounting matters.

Julian L. Steffenhagen has been a director of the Company since December 1997. From June 2007 to October 2008, he served as the Interim Chief Executive Officer of the Company, and served as Chairman of the Board from October 2002 to May 2009. In 2007, Mr. Steffenhagen retired as Senior Vice President from Beckman Coulter, Inc., an international manufacturer of laboratory equipment and diagnostic reagents. During a 27 year career with Beckman Coulter he held several management positions in operations and corporate functions. He received Bachelor of Science and Master of Science degrees in Mechanical Engineering and a Master of Business Administration degree from the University of Michigan, and is a professional engineer. In October 2002, Mr. Steffenhagen completed the National Association of Corporate Directors Director Professionalism course. In May 2007, Mr. Steffenhagen successfully completed the UCLA Directorship Training and Certification program. Currently, he serves on the Executive and Technical Oversight Committees of the Coulter Translation Research Partnership at the University of Michigan. He is a member of the Audit and Compensation committees. Mr. Steffenhagen, with his 13 years of service to the company, has developed a deep institutional knowledge and perspective regarding our strengths, challenges and opportunities. He also provides governance skills and experience gained through his service on the Executive and Technical Oversight Committee of the Coulter Translation Research Partnership at the University of Michigan.

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Teresa S. Sligh, M.D. has been a director of the Company since May 2006. Since 2003, Dr. Sligh has been the President and Medical Director of Translational Research Group, Inc., a clinical research consulting company, and from 2001 to 2003, served as the Chief Medical/Strategy Officer for Capital Technology Information Services, Inc., a clinical research information support company. Dr. Sligh completed two years of post graduate medical training in Internal Medicine at Presbyterian Hospital of Dallas, Texas, and earned her M.D. degree at Texas A&M College of Medicine. She received her Bachelor of Science degree in Biochemistry from the University of New Mexico. In May 2007, Dr. Sligh successfully completed the UCLA Directorship Training and Certification program. Dr. Sligh is a member of the Corporate Governance and Nominating Committee. Dr. Sligh, with experience in medical practice and management of a clinical research consulting company, provides us with insights into emerging medical technologies as well as potential threats to our business.

Terry Van Der Tuuk has been a director of the Company since May 2003. Since 1994, Mr. Van Der Tuuk has held the position of Vice Chairman of Graphic Technology, a barcode label company, which was listed on the American Stock Exchange and sold to Nitto-Denko Corporation in 1989. He is President of VanKan, Inc, a Kansas based venture capital firm which invests in privately held companies in the Midwest area. Mr. Van Der Tuuk served on several educational boards, including The Wharton School, University of Pennsylvania, and currently serves on the boards of several privately held companies. Mr. Van Der Tuuk received his Bachelor of Science degree from Michigan State University and his Master of Business Administration degree from The Wharton School, University of Pennsylvania. In May 2007, Mr. Van Der Tuuk successfully completed the UCLA Directorship Training and Certification program. Mr. Van Der Tuuk is chair of the Compensation Committee, and is also a member of the Audit and Corporate Governance and Nominating committees. Mr. Van Der Tuuk brings entrepreneurial and marketing skills to our Board from his experience building and selling a successful technology company. Additionally, his education and experience qualify him as an “audit committee financial expert” under SEC rules.

Peter van der Wal has been President and Chief Executive Officer and a director of the Company since February 27, 2010. Mr. van der Wal also served as Chief Financial Officer of the company from February 2010 until August 2010. From November 2009 until February 2010, Mr. van der Wal was HemaCare’s Vice President of Sales and Marketing. From May 2008 to November 2009, Mr. van der Wal was President and Chief Executive Officer of Comprehensive Imaging Solutions. Previously Mr. van der Wal was President and Chief Executive Officer of van der Wal Properties, Inc. from 2001 to 2007, Vice President of Business Development for Phormax Corporation 2000 to 2001, and Senior Vice President, Marketing, Business Development for Comprehensive Medical Imaging, a division of Syncor International Corporation, from 1998 to 1999. From 1989 to 1998 Mr. van der Wal held a succession of positions at Syncor International Corporation with increasing sales and operations management responsibilities including Director of Sales and General Manager. Mr. van der Wal received his Bachelor of Science degree in Biology and Marketing from the University of Maryland, and his Masters degree in Business Administration from George Mason University. In June 2010, Mr. van der Wal successfully completed the UCLA Directorship Training and Certification Program. Mr. van der Wal brings strong leadership, entrepreneurial, marketing and business development skills to the Board from his experience starting and managing businesses as well as his executive positions with several health care services companies.

Executive Officers

Lisa Bacerra was promoted to Chief Financial Officer of the Company in August 2010. Ms. Bacerra had been Corporate Controller for HemaCare since May 2007. Ms. Bacerra is an experienced financial professional with more than 20 years of experience in accounting and finance management, primarily in the health care industry. Prior to joining HemaCare, from 2001 through May 2007, Ms. Bacerra was Chief Financial Officer for Natren, Inc., a privately owned probiotic manufacturing company. Ms. Bacerra also held senior management and management positions at Prudential Healthcare of California, General Office Environments, Inc., and Haagen Dazs Inc. She received her Bachelor of Science degree from the University of Phoenix.

Anna Stock was promoted to Chief Operating Officer in August 2010. Ms. Stock has held numerous senior management positions throughout the organization during her 25 year career at HemaCare, including, most recently, Vice President of Operations since March 2009. In her new role, Ms. Stock is responsible for all operations in California, Maine and New York, and is responsible for the development and implementation of strategic plans for regional growth and company-wide expansion

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The Board of Directors and Committees of the Board

A majority of the Company’s Board of Directors is comprised of “independent” directors within the meaning of the applicable rules for companies traded on The Nasdaq Stock Market. The Board of Directors has determined that each of Steven B. Gerber, M.D., Teresa S. Sligh, M.D., Julian L. Steffenhagen, and Terry Van Der Tuuk, are independent and were independent at all times during 2010 while serving on the Board. Peter van der Wal does not qualify as independent because he is a HemaCare employee. Additionally, during 2010, John P. Doumitt and Robert S. Chilton served on the Board of Directors, and neither of these former directors qualified as independent because they were HemaCare employees.

The Board of Directors has three standing committees. Each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee is an “independent” director, and each member of the Audit Committee is also “independent” as that term is defined under the rules of the SEC.

Audit Committee

Steven B. Gerber, M.D. chairs the Audit Committee, and its members are Julian L. Steffenhagen and Terry Van Der Tuuk. The purposes of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities regarding (i) the Company’s accounting and system of internal controls, (ii) the quality and integrity of the Company’s financial reports and (iii) the independence and performance of the Company’s outside auditors. In 2001, the Audit Committee recommended, and the Board of Directors of the Company adopted, a written charter for the Audit Committee, which was revised in March 2004, and again in March 2007. In March 2011, the Audit Committee reviewed and did not propose any changes to the charter for the Audit Committee. The Board of Directors has determined that Terry Van Der Tuuk qualifies as an “audit committee financial expert” as defined under the rules of the SEC.

Compensation Committee

Terry Van Der Tuuk chairs the Compensation Committee and its other members are Steven B. Gerber, M.D. and Julian L. Steffenhagen. The purposes of the Compensation Committee are to help to (i) review and approve corporate goals and objectives relevant to compensation of the executive officers, (ii) to evaluate the performance of the executive officers in light of those goals and objectives, (iii) to determine and approve the compensation level of the executive officers based on this evaluation, and (iv) to make recommendations to the Board of Directors with respect to incentive compensation plans and equity-based plans. In March 2011, the Compensation Committee reviewed and did not propose any changes to the charter for the Compensation Committee previously adopted by the Board of Directors.

Corporate Governance and Nominating Committee

Steven B. Gerber, M.D. chairs this committee, and its other members are Terry Van Der Tuuk and Teresa S. Sligh, M. D. The purposes of the Corporate Governance and Nominating Committee are to (i) ensure that the Board of Directors is appropriately constituted to meet its fiduciary obligations to shareholders and the Company, (ii) ensure that the Company has and follows appropriate governance standards, and (iii) consider and approve nominations for candidates for director, including determining the appropriate qualifications and experience required of such candidates, and related matters. To carry out its purposes, the Committee (i) identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board, (ii) recommends the director nominees to be selected by the Board of Directors for the next annual meeting of shareholders, (iii) develops and recommends to the Board of Directors corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board of Directors and management. The Committee reviews and reports to the Board of Directors on a periodic basis with regard to matters of corporate governance. In March 2005, the Corporate Governance and Nominating Committee recommended, and the Board of Directors adopted, a revised charter for the committee. In March 2011, the Corporate Governance and Nominating Committee reviewed and did not propose any changes to the charter for the Corporate Governance and Nominating Committee.

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Charters of the Committees

Each committee has recommended, and the Board of Directors has adopted, and may amend from time to time, written charters for the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, copies of which are available on the Company’s website at www.hemacare.com.

Board Leadership Structure and Role in Risk Oversight

The Company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the different responsibilities fulfilled by the Chief Executive Officer and the Chairman of the Board at HemaCare. The Chief Executive Officer is responsible for setting the strategic direction for the company and for the day-to-day leadership and performance of the company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors.

The Board is led by the Chairman, Steven Gerber, M.D., who became a director of the company in 2003. The benefits of Dr. Gerber’s leadership of the Board stem both from Dr. Gerber’s long-standing relationship and involvement with the Company, which provides a unique understanding of the Company’s culture and business, as well as his on-going role as the Board’s primary day-to-day contact with the Company’s senior management team, which ensures that a constant flow of Company-related information is available. This flow of communication enables Dr. Gerber to identify issues, proposals, strategies and other considerations for future Board discussions and to assume the lead in many of the resulting discussions during Board meetings.

The Board of Directors plays an active role, as a whole and also at the committee level, in overseeing management of HemaCare’s risks and strategic direction. The Board regularly reviews information regarding HemaCare’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to HemaCare’s executive compensation plans and arrangements. The Audit Committee oversees the process by which HemaCare’s senior management and relevant employees assess and manage HemaCare’s exposure to, and management of, financial risks. HemaCare’s Corporate Governance and Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Communications with the Board of Directors

Shareholders may communicate with the chair of the Audit Committee, the Compensation Committee or the Corporate Governance and Nominating Committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s office at 15350 Sherman Way, Suite 350, Van Nuys, California, 91406.

Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee director upon request.

Communications that include information better addressed by the complaint hotline supervised by the Audit Committee and explained in detail in our Code of Ethics will be delivered to the hotline

Meetings and Attendance

The Board of Directors met six times during 2010. All the directors attended at least 75% of the aggregate number of Board of Director and committee meetings held during 2010, or the period in which such individual was a director of the Company and served on such committee. In 2010, the Audit Committee met four times, the Compensation Committee met five times and the Corporate Governance and Nominating Committee met once.

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Each member of the Board of Directors is strongly encouraged to attend the annual meeting of shareholders, and each director attended the 2010 annual meeting of shareholders.

Nominating Procedures and Criteria

Director candidates are considered based on various criteria, such as relevant business and industry experience and personal integrity and judgment. The Corporate Governance and Nominating Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert,” as defined in the SEC’s rules. There are no differences in the manner in which the committee evaluates nominees for director recommended by a shareholder. In addition, the committee believes that the following specific qualities and skills are necessary for all directors to possess:

•	A director should be highly accomplished in his or her respective field.
•	A director should have expertise and experience relevant to the Company’s business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.
•	A director must have time available to devote to board activities.
•	A director should have demonstrated the ability to work well with others.
•	A director should have demonstrated a track record of sound judgment and broad perspective.
•	A director should have demonstrated strong integrity and high business ethics.
•	A director must have intellectual curiosity and a willingness to challenge the status quo.
•	A non-employee director must be independent, have no conflicts of interest and clear objectivity in making decisions for the benefit of the shareholders.

In selecting the slate of nominees to be recommended by the Nominating and Corporate Governance Committee to the Board, and in an effort to maintain a proper mix of directors that results in a highly effective governing body, the Nominating and Corporate Governance Committee also considers such factors as the diverse skills and characteristics of all director nominees; the occupational, geographic, gender, race and age diversity of all director nominees; and the particular skills and ability of each nominee to understand financial statements and finance matters generally.

The committee considers suggestions from many sources, including shareholders, regarding possible candidates provided such suggestions are made in accordance with the procedures set forth in the Company’s Bylaws and described under “General Information – Procedures for Shareholder Nominations” above. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Company does not pay any third party to assist in the process of identifying and evaluating candidates.

Each director nominee named in this Proxy Statement was recommended for election by the committee and has been selected by the Board of Directors. The Board of Directors has not received any notice of a proposed director nominee in connection with this Meeting from any shareholder.

Compensation of Directors

The following table sets forth the compensation paid to the Company’s non-employee directors for their service in 2010:

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total

Steven B. Gerber, M.D.	$50,000	$22,000	$72,000
Teresa S. Sligh, M.D.	$25,000	$14,000	$39,000
Julian L. Steffenhagen	$25,000	$14,000	$39,000
Terry Van Der Tuuk	$25,000	$14,000	$39,000

_________

(1)     These amounts represent the grant date fair value of the stock option awards determined in accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 718, Equity and Stock Based Compensation. See Note 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2010, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2011, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC Topic 718.

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Non-employee directors receive a quarterly cash retainer of $5,000, except that the chair of any committee of the Board of Directors receives a quarterly retainer of $6,250, and the Chairman of the Board receives a quarterly retainer of $12,500.

Each person initially elected or appointed as a non-employee director is granted a vested option to purchase 25,000 shares of the Company’s Common Stock at an exercise price equal to the closing price on the date of grant. The initial option grant will be prorated based upon the quarters served during the first calendar year of service, if less than four quarters. Following the initial grant, non-employee directors receive a stock option to purchase 25,000 shares of Common Stock for each year of service at an exercise price equal to the closing price on the date of grant. The Chairman of the Board receives an annual stock option to purchase 40,000 shares of Common Stock. These annual stock option awards vest in four equal increments at the end of each calendar quarter so long as the director continues to serve on the Board of Directors.

Each non-employee director is eligible to receive $1,500 per day for services performed outside of meetings in their capacity as a director, with the approval of the Board of Directors or the Compensation Committee of the Board of Directors.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its directors, principal executive officers and senior financial officers as required by the rules promulgated by the SEC. A copy of the Code of Ethics is available free of charge by writing to HemaCare Corporation, attention Corporate Secretary, 15350 Sherman Way, Suite 350, Van Nuys, California 91406 or can be found on the Company’s website at www.hemacare.com. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code of Ethics applicable to senior financial executives on the Company’s website within ten business days following the date of such amendment or waiver.

Certain Relationships and Related Transactions

Other than the employment arrangements described elsewhere in this proxy statement, since January 1, 2009, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or will be a party:

•	in which the amount involved exceeds $120,000; and
•	in which any director, nominee for director, executive officer, shareholder who beneficially owns 5% or more of the Company’s common stock or any member of their immediate family had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the SEC’s rules thereunder, require the Company’s directors, executive officers and persons who own more than ten percent of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all reports they file. The SEC has established specific due dates for these reports and requires the Company to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis. Based solely on a review of the copies of such reports received or written representations from the reporting persons, the Company believes that during the 2010 fiscal year the directors, executive officers and persons who own more than 10% of the Company’s Common Stock filed timely all reports required to be filed under Section 16(a) during the 2010 fiscal year.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation paid for services to the Company in all capacities for each of the two fiscal years ended December 31, 2010 as to each person serving as Chief Executive Officer during 2010, and the two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the 2010 (referred to as Named Executive Officers).

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total

Peter C. van der Wal (3)	2010	$205,000	-	$39,000	-	$244,000
President and Chief Executive Officer	2009	$ 11,000	-	$42,000	-	$ 53,000

Lisa Bacerra (4)	2010	$162,000	-	$13,000	$ 2,000	$179,000
Chief Financial Officer	2009	$140,000	-	$ 4,000	-	$144,000

Anna Stock (5)	2010	$162,000	-	$13,000	$ 2,000	$181,000
Chief Operating Officer	2009	$144,000	-	$ 4,000	-	$148,000

John P. Doumitt (6)	2010	$ 68,000	-	-	$63,000	$131,000
Chief Executive Officer and General Manager – Blood Products	2009	$260,000	-	-	$11,000	$261,000

_________

(1)	These amounts represent the grant date fair value of the stock and stock option awards determined in accordance with ASC Topic 718, Equity and Stock Based Compensation. See Note 2 to the Company’s audited financial statements for the fiscal year ended December 31, 2010, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2011, for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC Topic 718.
(2)	These amounts represent personal benefits in addition to salary and cash bonuses received by certain of the Company’s executive officers, including, but not limited to, automobile allowances, supplemental life insurance, and contributions under the HemaCare Corporation 401(k) Profit Sharing Plan.
(3)	Mr. van der Wal was appointed the Company’s President and Chief Executive Officer as of February 27, 2010. Previously Mr. van der Wal served as the Company’s Vice President of Sales and Marketing from November 2009 to February 2010.
(4)	Ms. Bacerra was appointed the Company’s Chief Financial Officer on August 11, 2010.
(5)	Ms. Stock was appointed the Company’s Chief Operating Officer on August 11, 2010.
(6)	Mr. Doumitt served as the Company’s Chief Executive Officer from October 2008 until February 2010.

Narrative Disclosure to Summary Compensation Table

The Compensation Committee (the “Committee”) reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment of the executive officers of the Company, as well as incentive plan guidelines for Company employees generally. The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined under the rules of the Nasdaq Stock Market.

Compensation Philosophy

The policies underlying the Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. The Company routinely compensates its executive officers through salaries. The Company, at its discretion, may, as it has in other years, reward executive officers through bonus programs based on profitability and other objectively measurable performance factors. Additionally, the Company uses stock options to compensate its executives and other key employees to align the interests of the executive officers with the interests of the Company’s shareholders.

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In establishing executive compensation, the Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts overall Company performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. The Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of the Company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Employment Agreements

Employment Agreement with Peter C. van der Wal

Pursuant to an Employment Agreement dated December 1, 2010 (the “van der Wal Agreement”), Peter C. van der Wal is employed as the Company’s President and Chief Executive Officer as of March 1, 2010 . Mr. van der Wal also was appointed Chief Financial Officer effective March 23, 2010, a position he held until August 11, 2010. The van der Wal Agreement provides that effective April 1, 2010, Mr. van der Wal will receive an annual salary of $225,000 and a bonus of up to sixty-seven percent (67%) of his annual base salary for achieving specified goals determined by the Board of Directors, and based primarily on the financial performance of the Company relative to the 2010 budget. Mr. van der Wal’s compensation package will be reviewed annually by the Compensation Committee. Effective April 1, 2011, Mr. van der Wal’s annual salary was increased to $250,000. From November 2009 until April 1, 2010, Mr. van der Wal received an annual base salary of $150,000, and was eligible to receive a discretionary bonus of $100,000. Additionally, Mr. van der Wal received a stock option to purchase up to 75,000 shares of the Company’s common stock at an exercise price of $0.58 per share, which option vests 20% annually starting December 9, 2010 and expires on December 8, 2019.

Employment Agreement with Lisa Bacerra

Pursuant to an employment agreement dated August 11, 2010 (the “Bacerra Agreement”), Ms. Bacerra is employed as our Chief Financial Officer. The Bacerra Agreement provides that Ms. Bacerra will receive an annual salary of $160,000 and a bonus of up to forty percent (40%) of her annual base salary for achieving specified goals determined by the Board of Directors. Ms. Bacerra’s compensation package will be reviewed annually by the Compensation Committee. Effective April 1, 2011, Ms. Bacerra’s annual salary was increased to $175,000. During 2009 and until August 2010, Ms. Bacerra received an annual base salary of $155,000, and was eligible to receive a discretionary bonus of 16% of her annual base salary. Additionally, Ms. Bacerra received a stock option to purchase up to 25,000 shares of the Company’s common stock at an exercise price of $0.59 per share, which option vests 25% annually on each anniversary of the grant date.

Employment Agreement with Anna Stock

Pursuant to an employment agreement dated August 11, 2010 (the “Stock Agreement”), Ms. Stock is employed as our Chief Operating Officer. The Stock Agreement provides that Ms. Stock will receive an annual salary of $160,000 and a bonus of up to forty percent (40%) of her annual base salary for achieving specified goals determined by the Board of Directors. Ms. Stock’s compensation package will be reviewed annually by the Compensation Committee. Effective April 1, 2011, Ms. Stock’s annual salary was increased to $175,000. During 2009 and until August 2011, Ms. Stock received an annual base salary of $160,000, and was eligible to receive a discretionary bonus of $125,000. Additionally, Ms. Stock received a stock option to purchase up to 25,000 shares of the Company’s common stock at an exercise price of $0.59 per share, which option vests 25% annually on each anniversary of the grant date.

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Employment Agreement with John P. Doumitt

Pursuant to a letter agreement dated December 31, 2008 (the “Doumitt Agreement”), John P. Doumitt was employed as the Company’s Chief Executive Officer. Mr. Doumitt resigned his employment with the Company effective February 26, 2010. The Doumitt Agreement provided that Mr. Doumitt receive an annual salary of $250,000 and a bonus of up to forty percent (40%) of his annual base salary for achieving specified goals determined by the Board of Directors primarily based on the financial performance of the Company relative to the approved annual budget.

In connection with his resignation, on March 11, 2010, the Company entered into a Separation Agreement, dated February 26, 2010, with Mr. Doumitt, wherein in exchange for a release of any employment related claims Mr. Doumitt could assert against the Company, the Company agreed to pay Mr. Doumitt $62,500 on April 9, 2010.

Employee Benefit Plans

HemaCare Corporation 401(k) Profit Sharing Plan

In 1990, the Company adopted the HemaCare Corporation 401(k) Profit Sharing Plan (the “Profit Sharing Plan”), which is intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company has amended the Profit Sharing Plan, from time to time, and last amended the plan in 2008. To be eligible, an employee must have been employed by the Company for at least thirty days, and be at least 21 years old. The Board of Directors can approve a partial match of the employee’s elective deferrals. The Board of Directors annually decides whether to match, and the amount of each match. For 2010, the Company elected to contribute $65,000 as a matching contribution into the Profit Sharing Plan.

Stock Option Plans

In 1996, the Board of Directors, with shareholder approval, adopted the Company’s 1996 Stock Incentive Plan (the “1996 Plan”). The purposes of the 1996 Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants and advisors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company, and (iii) reward extraordinary effort by such persons on behalf of the Company. The 1996 Plan provides for awards in the form of stock options, which may be either “incentive stock options” within the meaning of Section 422 of the Code, or non-qualified stock options, or restricted stock. The 1996 Plan expired on July 14, 2006, and no additional shares are available to be issued under the 1996 Plan. As of the Record Date, there were options outstanding under the 1996 Plan for 625,000 shares of Common Stock with exercise prices ranging from $0.46 to $2.52 and with expiration dates ranging from September 2011 to May 2016. As of the Record Date, 671,000 shares of Common Stock had been issued upon exercise of stock options granted under the 1996 Plan.

In May 2006, the shareholders adopted the 2006 Equity Incentive Plan (the “2006 Plan”). The purpose of the 2006 Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the shareholders’ interest and share in the Company’s success. The 2006 Plan provides for awards in the form of stock options, which may be either “incentive stock options” within the meaning of Section 422 of the Code, or non-qualified stock options, stock awards, stock appreciation rights, or cash incentive payments. The total number of shares of Common Stock available for distribution under the 2006 Plan is 2,200,000. As of the Record Date, there were options and stock grants outstanding under the 2006 Plan for 1,230,000 shares of Common Stock with exercise prices ranging from $0.26 to $2.71 and with expiration dates ranging from August 2017 to March 2021.

Employee Stock Purchase Plan

In March 2004, the Board of Directors adopted the Company’s Employee Stock Purchase Plan (the “ESPP”) pursuant to which directors and officers can purchase from the Company shares of the Company’s Common Stock. Purchases under the ESPP may be made during each of the five business day periods (a “Purchase Period”) commencing on the thirteenth business day following the Company’s public announcement of its results of operations for the previous quarterly period. The purchase price is equal to the average closing price of the Common Stock during the ten trading days immediately preceding the Purchase Period. As originally adopted, the ESPP reserved 1,000,000 shares of Common Stock for sale under the ESPP. On August 9, 2008, the Board of Directors amended the ESPP to increase the total number of shares of Common Stock reserved for sale under the ESPP to 2,000,000. Since the inception of the plan, 1,580,909 shares of the Company’s Common Stock have been purchased by qualified directors and officers.

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Outstanding Equity Awards At Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by each of the Named Executive Officers as of December 31, 2010:

Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable (#)	Unexercisable (#)

Peter C. van der Wal	15,000 --	60,000(1) 75,000(2)	0.58 0.59	12/8/19 8/10/20

Lisa Bacerra	6,000 3,000 2,000 --	4,000(3) 2,000(4) 8,000(5) 25,000(6)	1.95 0.26 0.45 0.59	8/8/17 3/19/18 7/31/19 8/10/20

Anna Stock	5,000 15,000 3,000 4,000 --	--(7) --(8) 2,000(9) 16,000(10) 25,000(11)	1.60 2.40 0.26 0.58 0.59	9/25/11 3/14/16 3/19/18 12/9/19 8/10/20

John P. Doumitt (12)	--	--	--	--

(1)        The options vest in five equal annual installments commencing December 9, 2010.

(2)        The options vest in four equal annual installments commencing August 10, 2011.

(3)        The options vest in five equal annual installments commencing August 8, 2008.

(4)        The options vest in five equal annual installments commencing March 19, 2009.

(5)        The options vest in five equal annual installments commencing July 31, 2010.

(6)        The options vest in four equal annual installments commencing August 11, 2011.

(7)        The options vested in five equal annual installments commencing September 25, 2002.

(8)        The options vested in five equal annual installments commencing March 14, 2007.

(9)        The options vest in five equal annual installments commencing March 19, 2009.

(10)    The options vest in five equal annual installments commencing December 9, 2010.

(11)    The options vest in four equal annual installments commencing August 11, 2011.

(12)    Mr. Doumitt did not have any stock options outstanding at December 31, 2010.

Potential Payments Upon Termination Or Change In Control

The following sets forth potential payments payable to the Named Executive Officers upon termination of their employment or a change in control of the Company. The Named Executive Officers’ employment agreements do not provide for a payment to the executives in the event of termination of employment absent a change in control of the company.

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Equity Compensation

The vesting of any options awarded to the Named Executive Officers and their ability to exercise them upon termination will be governed by the terms of the 1996 Plan and the 2006 Plan and their stock option agreements. The 1996 Plan generally provides, that if the executive is terminated for any reason other than for cause, as determined by the Compensation Committee of the Board of Directors, death or “disability” (as defined), vested options will be exercisable until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for three months after the termination date of the executive, unless otherwise specified in the award agreement. In the event the executive is terminated for cause, the Compensation Committee can choose to terminate any or all of any unexercised vested options. The 2006 Plan generally provides, that if an employee is terminated for any reason other than for death or “disability” (as defined), vested options will be exercisable until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for three months after the termination date of the executive, unless otherwise specified in the award agreement. Under the 2006 Plan, the Compensation Committee of the Board of Directors can establish specific terms and conditions associated with the exercise of options. The plan agreements include requirements that in the event an employee is terminated for “cause” (as defined in the plan agreements), the unexercised vested options will terminate.

The 1996 Plan generally provides, that if the executive dies or is “disabled” (as defined), the option will be exercisable by the executive or the executive’s successor, as applicable, until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for six months after such death or “disability,” to the extent such option was vested on the date of death or disability, unless otherwise specified in the award agreement. The 2006 Plan generally provides, that if the executive dies or is “disabled” (as defined), the option will be exercisable by the executive or the executive’s successor, as applicable, until the earlier of (i) the expiration date of the option (generally ten years from date of grant), or (ii) for 12 months after such death or “disability,” to the extent such option was vested on the date of death or disability, unless otherwise specified in the award agreement. The Named Executive Officers are also entitled to receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate.

Payments Upon a Change in Control

Each of Mr. van der Wal’s, Ms. Bacerra’s and Ms. Stock’s employment agreement provides that upon the occurrence of a change of control, if such executive is employed with the Company on the date of such change of control, the executive shall be entitled to receive a lump sum payment For Mr. van der Wal, the lunp sum payment will be equal to 100% of the executive’s annual base salary and for Ms. Bacerra and Ms. Stock the payment will be equal to 50% of the executive’s annual base salary (which annual base salary in all cases shall be equal to the highest base salary rate the executive was paid by the Company within 12 months prior to the change of control). If the Company terminates the executive’s employment with the Company prior to the date of the change of control, and if the executive can reasonably demonstrate that such termination (a) was at the request of a third party who has taken steps reasonably calculated to effect a change of control or (b) otherwise arose in connection with or anticipation of a change of control, then the executive shall be deemed to be employed by the Company as of the date of the change of control and entitled to the lump sum payment described above. Upon the occurrence of a change of control, all outstanding stock options previously granted to the executive (and not yet lapsed) shall be accelerated and become immediately exercisable for a period not exceeding the lesser of (y) 6 months after the executive’s employment is terminated incident to the change of control or (z) the expiration date of the original option term.

Each of Mr. van der Wal’s, Ms. Bacerra’s and Ms. Stock’s employment agreements provide that a “change of control” will mean the acquisition by any individual, entity or group (as defined in IRS regulations) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 80% of either (a) the outstanding shares of common stock of the Company, or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, the following acquisitions of stock shall not constitute a change of control: (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (z) any transaction, the purpose of which is to change the Company’s state of incorporation.

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In addition, neither Mr. van der Wal, Ms. Bacerra nor Ms. Stock shall be entitled to receive a payment as a result of a change of control if the change of control is a transaction with respect to the Company’s shares in which (a) the executive participates as a buyer, as part of a buying group or on behalf of the buyer or (b) the executive remains employed by the Company thereafter (even if the executive does not participate as a buyer, as part of a buying group or on behalf of the buyer).

Stock Option Plans

The 1996 Plan and the 2006 Plan provide for accelerated vesting of outstanding options in the event of a change of control. Under the 2006 Plan, a change of control means:

•         any merger or consolidation in which the Company shall not be the surviving entity, or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the common stock in substantially the same proportions as immediately prior to such transaction;

•         the sale of all or substantially all of the Company’s assets to any other person or entity, other than a wholly-owned subsidiary;

•         the acquisition of beneficial ownership of a controlling interest in the outstanding shares of common stock by any person or entity;

•         the dissolution or liquidation of the Company;

•         a contested election of directors, as a result of which or in connection with which the persons who were directors before such election or their nominees cease to constitute a majority of the Board; or

•         any other event specified by the Board, or a committee of the Board, regardless of whether at the time an award is granted or thereafter.

Non -solicitation provisions

All employees of the Company are required to agree and acknowledge that they may not solicit other employees of the Company for potential employment elsewhere.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2010 regarding equity compensation plans (including individual compensation arrangements) under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,569,000	$1.05	1,062,165
Equity compensation plans not approved by security holders	-	-	-
Total	1,569,000	-	1,062,165

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REPORT OF AUDIT COMMITTEE

The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Board of Directors maintains an Audit Committee comprised of three of the Company’s directors. Each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and the SEC. Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2010 including, but not limited to, explanations for significant trends and variations in accounts between years, critical accounting policies and areas of judgment, and all alternative treatments of financial information within generally accepted accounting principles; and
•	Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.

The Audit Committee is responsible for selecting and periodically evaluating the performance of the independent registered public accounting firm and, if necessary, recommending that the Board of Directors replace the independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee:

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (“Communication with Audit Committees”), and
•	Received and discussed with the independent registered public accounting firm the written disclosures and the letter from the independent registered public accounting firm regarding independence as required by the rules of the Public Company Accounting Oversight Board as currently in effect, and whether the rendering of any non-audit services provided by them to the Company during fiscal 2010 was compatible with their independence.

The Audit Committee operates under a written charter, which was adopted by the Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held four meetings during fiscal 2010. The Audit Committee evaluates its charter at least once each year and submits any recommended changes to the Board of Directors. In March 2011, the Audit Committee reviewed the charter and did not propose any changes to the Board of Directors.

In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board (United States) or that the Company’s registered public accounting firm is independent.

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Based upon the reviews and discussions described above, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

April 4, 2011

Steven B. Gerber, M.D., Chair

Julian L. Steffenhagen

Terry Van Der Tuuk

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon the recommendation of the Audit Committee, has ratified the selection of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Although this appointment is not required to be submitted to a vote of the Shareholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Shareholders ratify the appointment. If the Shareholders do not ratify the appointment, which requires the affirmative vote of a majority of the outstanding shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting, the Board of Directors will consider the selection of another independent registered public accounting firm.

Change of Auditors

On October 1, 2010, Stonefield Josephson, Inc. (“Stonefield”), the Company’s independent registered public accounting firm, combined its practice with Marcum LLP (“Marcum”). Accordingly, effective October 1, 2010, Stonefield effectively resigned as the Company’s independent registered public accounting firm and Marcum LLP became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors on October 6, 2010.

The principal accountant’s reports of Stonefield on the financial statements of the Company as of and for the two years ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2009 and through the effective date of Stonefield’s combination with Marcum, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2009 and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2009 and through October 1, 2010, the effective date of Stonefield’s combination with Marcum, the Company did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Auditors

Stonefield audited the Company’s financial statements for fiscal years 2004 through 2009, and Marcum audited the Company’s financial statements for fiscal 2010 and has been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. All professional services rendered by Stonefield and Marcum during 2010 were furnished at customary rates and terms. Representatives of Marcum are expected to be present at the Meeting. They will have the opportunity to make a statement, if they so desire, and respond to appropriate questions from Shareholders.

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The Company paid the following fees to Stonefield and Marcum for fiscal years 2009 and 2010:

	Year ended December 31,
	2010	2009

Audit Fees	$162,000	$125,000
Audit-Related Fees	19,000	33,000
Tax Fees		—
All Other Fees		—
Total	$181,000	$158,000

Audit Fees include fees for the audit examination of the Company’s annual financial reports as presented in Form 10-K, and fees for the review of the Company’s quarterly financial reports as presented in Form 10-Q. Audit-Related Fees are assurance and related services (e.g., due diligence services) that more specifically include, among others, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Tax Fees include fees to prepare the required Federal and the various state tax returns, in addition to preparing any extensions, quarterly estimates or other related services. All Other Fees include any other fees not included in the other three categories, and generally include fees related to providing consents for the inclusion of previously audited financial statements in the Company’s various public filings and tax consultation services.

The Audit Committee administers the Company’s engagement of its independent registered public accounting firm and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of its independent registered public accounting firm, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by its independent registered public accounting firm of any non-audit services related to the fees on the table above did not affect their independence. Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise in which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2011

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PROPOSALS OF SHAREHOLDERS FOR 2012 ANNUAL MEETING

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. See “Procedures for Shareholder Proposals” and “Procedures for Shareholder Nominations.” The 2012 annual meeting of shareholders is presently expected to be held on or about May 16, 2012.

SEC rules provide that any shareholder proposal to be included in the proxy statement for the Company’s 2012 annual meeting must be received by the Secretary of the Company at the Company’s offices at 15350 Sherman Way, Suite 350, Van Nuys, California 91406 prior to December 17, 2011, in a form that complies with applicable regulations. If the date of the 2012 annual meeting is advanced or delayed more than 30 days from the date of the 2011 annual meeting, shareholder proposals intended to be included in the proxy statement for the 2012 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2012 annual meeting. Upon any determination that the date of the 2012 annual meeting will be advanced or delayed by more than 30 days from the date of the 2011 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to the Company prior to February 22, 2012, the proxies solicited by the Board of Directors for the 2012 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with the recommendation of the Board of Directors if the proposal is presented at the 2012 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2012 annual meeting is advanced or delayed more than 30 days from the date of the 2011 annual meeting, then the shareholder proposal must not have been submitted to the Company within a reasonable time before the Company mails the proxy statement for the 2012 annual meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

The Company is furnishing proxy materials to its shareholders primarily via the Internet. On April 15, 2011, the Company mailed its shareholders a Notice of Internet Availability containing instructions on how to access the Company’s proxy materials, including its proxy statement and annual report. The Notice of Internet Availability also instructs you on how to vote via the Internet or by telephone. Some shareholders, in accordance with their prior requests, received e-mail notification of how to access the Company’s proxy materials and vote via the Internet, or have been mailed paper copies of the Company’s proxy materials and a proxy card or voting form.

Internet distribution of the Company’s proxy materials is designed to expedite receipt by shareholders, lower the cost of the annual meeting, and conserve natural resources. However, if you would prefer to receive paper copies of proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the Proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Stonefield Josephson, Inc. and Marcum LLP, the Company’s independent registered public accounting firms for fiscal 2009 and 2010, respectively.

The Company will provide a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the exhibits thereto, upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Company c/o Corporate Secretary, at 15350 Sherman Way, Suite 350, Van Nuys, California 91406. The Form 10-K and exhibits are available at no charge on the SEC’s website, www.sec.gov.

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SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

HEMACARE CORPORATION

/S/ Steven Gerber

Steven B. Gerber, M.D.

Chairman of the Board

April 12, 2011

Van Nuys, CA

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Hemacare Corporation

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 25, 2011.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/HEMA**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. **ELECTION OF DIRECTORS:** Please mark only one box per nominee. If no vote is indicated for any nominee, this Proxy will be voted for the election of such nominee.

Nominee	For	Withhold
01 - STEVEN B. GERBER, M.D.	☐	☐
02 - TERESA S. SLIGH, M.D.	☐	☐
03 - JULIAN L. STEFFENHAGEN	☐	☐
04 - TERRY VAN DER TUUK	☐	☐
05 - PETER C. VAN DER WAL	☐	☐

Proposal	For	Against	Abstain
2. RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The signature(s) hereon should correspond exactly with the name(s) of the shareholder(s) appearing on this Proxy. If shares are jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 1144591

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01BL5C

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement, Notice of Meeting and Form 10K are available at: www.edocumentview.com/HEMA

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — HEMACARE CORPORATION

Annual Meeting of Shareholders May 25, 2011

The undersigned shareholder(s) of HemaCare Corporation (the "Company") appoints Pete van der Wal as proxy, with the power to appoint his respective substitutes, and authorizes him to represent and to vote, as designated on the reverse side (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on March 31, 2011, at the annual meeting of shareholders to be held on May 25, 2011 (the "Meeting") or any continuation, adjournment or postponement thereof.

The undersigned hereby ratifies and confirms all that the Proxyholder, or his substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING A PROPOSAL TO ADJOURN OR POSTPONE THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDER IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

The Proxy will be voted in accordance with the instructions set forth above. **If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE "FOR" the election of all nominees whose names appear above, and "FOR" ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm, and in accordance with the recommendations of a majority of the Board of Directors on such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors.** PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPED PROVIDED.

(Continued, and to be signed on back)